UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2020

HOLLY ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300

Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Limited Partner Units	HEP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

The information contained in the section entitled “Preliminary Estimate of Selected Fourth Quarter 2019 Financial Results” included in Item 7.01 herein is incorporated in full into this Item 2.02. Such information is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 7.01.	Regulation FD Disclosure

On January 21, 2020, Holly Energy Partners, L.P. (the “Partnership” or “HEP”) issued a press release announcing that it and its wholly owned subsidiary, Holly Energy Finance Corp. (together with the Partnership, the “Issuers”), intend to commence an offering (the “Offering”), subject to market and other conditions, of $500 million in aggregate principal amount of senior notes due 2028 (the “Notes”).

The Partnership intends to use the net proceeds from the offering of the Notes, together with its borrowings under its revolving credit agreement, to redeem all of the Issuers’ currently outstanding 6.0% senior notes due 2024. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

In connection with the commencement of the offering, the Partnership is disclosing the following preliminary financial information for the three months ended December 31, 2019:

Preliminary Estimate of Selected Fourth Quarter 2019 Financial Results

The following preliminary financial information reflects management’s estimates based solely upon information available to it as of the date hereof. The preliminary financial results presented below are not a comprehensive statement of the Partnership’s financial results for the three months ended December 31, 2019. In addition, the preliminary financial results presented below have not been audited, reviewed, or compiled by the Partnership’s independent registered public accounting firm. The preliminary financial results presented below are subject to the completion of the Partnership’s financial closing procedures, which have not yet been completed. The Partnership’s actual results for the three months ended December 31, 2019 are not available and may differ materially from these estimates. Therefore, you should not place undue reliance upon these preliminary financial results. For instance, during the course of the preparation of the respective financial statements and related notes, additional items that would require material adjustments to be made to the preliminary estimated financial results presented below may be identified. There can be no assurance that estimates will be realized, and such estimates are subject to risks and uncertainties, many of which are not within the Partnership’s control. Further, there can be no assurance that the Offering will be completed.

Although the Partnership’s results of operations as of and for the three months ended December 31, 2019 are not yet final, based on the information and data currently available, the Partnership estimates, on a preliminary basis, that for the three months ended December 31, 2019, net income attributable to HEP will be within a range of $44.0 million to $47.0 million, EBITDA will be within a range of $86.1 million to $89.1 million, Adjusted EBITDA will be within a range of $85.3 million to $88.3 million and distributable cash flow will be within a range of $62.6 million to $65.6 million. For the full year 2019, the Partnership expects distribution coverage ratio to be within a range of 0.98x to 1.00x. For further information regarding EBITDA, Adjusted EBITDA and distributable cash flow, see the Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and the Partnership’s Annual Report on 10-K for the year ended December 31, 2018.

EBITDA and Adjusted EBITDA Reconciliations. The following table presents preliminary financial reconciliations of EBITDA and Adjusted EBITDA to the GAAP financial measure of net income attributable to HEP for the three months ended December 31, 2019 (estimated):

	Three Months Ended December 31, 2019
	Low	High
	(in millions)
Reconciliation of EBITDA to Net Income Attributable to HEP
Net income attributable to HEP	$44.0	$47.0
Add (subtract):
Interest expense	19.8	19.8
Interest income	(2.2)	(2.2)
Depreciation and amortization	24.5	24.5

EBITDA	$86.1	$89.1

Pipeline tariffs and lease payments not included in EBITDA	(0.8)	(0.8)

Adjusted EBITDA	$85.3	$88.3

Distributable Cash Flow Reconciliation. The following table presents a preliminary financial reconciliation of distributable cash flow to the GAAP financial measure of net income attributable to HEP for the three months ended December 31, 2019 (estimated):

	Three Months Ended December 31, 2019
	Low	High
	(in millions)
Net income attributable to HEP	$44.0	$47.0
Add (subtract):
Depreciation and amortization	24.5	24.5
Amortization of discount and deferred debt issuance costs	0.8	0.8
Revenue recognized (greater) less than customer billings	0.4	0.4
Maintenance capital expenditures	(3.0)	(3.0)
Decrease in environmental liability	(0.4)	(0.4)
Decrease in reimbursable deferred revenue	(2.4)	(2.4)
Other	(1.3)	(1.3)

Distributable cash flow	$62.6	$65.6

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1*	Press Release announcing the Proposed Offering of Senior Notes, dated January 21, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P.,
its General Partner

By:	Holly Logistic Services, L.L.C.,
its General Partner

By:	/s/ John Harrison
John Harrison
Senior Vice President, Chief
Financial Officer and Treasurer

Date: January 21, 2020